UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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THE RBB FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE RBB FUND, INC.

Bellevue Corporate Center

103 Bellevue Parkway, 4th Floor

Wilmington, Delaware 19809

888-261-4073

Robeco WPG Large Cap Growth Fund

July 20, 2007

Dear Shareholder:

The Board of Directors of The RBB Fund, Inc. (the “Company”) is pleased to announce a Special Meeting of Shareholders (the “Meeting”) of the Company’s Robeco WPG Large Cap Growth Fund (the “Fund”) to be held on August 31, 2007 at 2:00 p.m. (Eastern time) at the Company’s offices located at Bellevue Corporate Center, 103 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.

At the Meeting, shareholders will be asked to vote on the approval or disapproval of changes to certain of the fundamental investment limitations of the Fund.

Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage paid envelope is enclosed for this purpose. In the alternative, you may vote by touch-tone telephone or facsimile or via the Internet by following the instructions on the Proxy Card.

The Board of Directors unanimously recommends your approval of the proposals described in the Proxy Statement.

Sincerely,

/s/ Edward J. Roach
Edward J. Roach
President

Please review the enclosed materials and complete, sign, date and return the enclosed Proxy Card. It is important that you return the Proxy Card to ensure your shares will be represented at the Meeting. Please refer to your individual Proxy Card for information about other convenient voting options that may be available to you, such as voting by touch-tone telephone or facsimile or via the Internet. If you have any questions after considering the enclosed materials, please call
1-800-622-1291.

THE RBB FUND, INC.

Bellevue Corporate Center

103 Bellevue Parkway, 4th Floor

Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2007

Robeco WPG Large Cap Growth Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Robeco WPG Large Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”) will be held on August 31, 2007 at 2:00 p.m. (Eastern time), at the Company’s offices located at Bellevue Corporate Center, 103 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.

The Meeting will be held for the following purposes:

1.	To approve or disapprove changes to the following fundamental investment limitations:

(a)	the limitation on issuer concentration;

(b)	the limitation on industry concentration;

(c)	the limitation on lending; and

(d)	the limitation on borrowing, pledging and issuance of senior securities; and

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on June 29, 2007 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to execute and return promptly in the enclosed envelope the accompanying Proxy Card or Cards which are being solicited by the Company’s Board of Directors. Also, please refer to your individual Proxy Card for information about other convenient voting options that may be available to you, such as voting by touch-tone telephone or facsimile or via the Internet. This is important for the purpose of ensuring a quorum at the Meeting. A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Company’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

By Order of the Board of Directors

/s/ Edward J. Roach
Edward J. Roach
President

July 20, 2007

2

THE RBB FUND, INC.

Bellevue Corporate Center

103 Bellevue Parkway, 4th Floor

Wilmington, Delaware 19809

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board” or the “Directors”) of The RBB Fund, Inc. (the “Company”) in connection with a Special Meeting of Shareholders of the Company’s Robeco WPG Large Cap Growth Fund (the “Fund”) to be held at the Company’s offices located at Bellevue Corporate Center, 103 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809 on August 31, 2007 at 2:00 p.m. (Eastern time) for the purposes set forth in the accompanying Notice. Such meeting and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the proposal:

Proposal	Shareholders Solicited
1. To approve or disapprove changes to the following fundamental investment limitations:

(a) limitation on issuer concentration;	All shareholders of record of the Fund voting together.

(b) limitation on industry concentration;	All shareholders of record of the Fund voting together.

(c) limitation on lending; and	All shareholders of record of the Fund voting together.

(d) limitation on borrowing, pledging and issuance of senior securities.	All shareholders of record of the Fund voting together.

Only shareholders of record of the Fund at the close of business on June 29, 2007, the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the Meeting. The Company currently offers only one class of shares in the Fund, known as Institutional shares. As of the Record Date, the number of outstanding Institutional shares of the Fund was 807,302.315.

Each shareholder of record on the Record Date shall be entitled to one vote for each full share held and each fractional share shall be entitled to a proportionate fractional vote. Shares may be voted in person, by proxy, by telephone, by facsimile or via the Internet.

Proxy solicitations will be made primarily by mail. The Company’s officers and employees of Robeco Investment Management, Inc., 909 Third Avenue, New York, New York 10022, the investment adviser to the Fund (“Robeco” or the “Adviser”), may also solicit proxies personally or by telephone or telefax. The Altman Group has been retained to solicit proxies in connection with the Meeting for fees of approximately $7,900. Robeco will bear all costs related to the proxy solicitation and shareholder meeting. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by withdrawing the proxy, attending the Meeting and voting in person. This Proxy Statement and the enclosed Proxy Card or Cards will first be mailed to the Fund’s shareholders on or about July 21, 2007.

Properly signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified therein at the Meeting or any adjournment. The Board of Directors recommends a vote FOR approval of the proposal. If no specification is made, the proxy will be voted: 1) FOR approval of the proposal and 2) in the discretion of the proxies as to any other matter which may properly come before the Meeting or any adjournment thereof.

The Company will furnish, without charge, copies of its annual and semi-annual reports to shareholders dated August 31, 2006 and February 28, 2007, respectively, to any shareholder upon request. The annual and semi-annual reports may be obtained by writing to: The RBB Fund, Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809 or by calling (888) 261-4073 or on-line by visiting http://www.robecoinvest.com.

INTRODUCTION

The Company is organized as a Maryland corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

At the Meeting, shareholders of the Fund are being asked to approve or disapprove certain fundamental investment limitations for the Fund. The Directors believe that these proposals are in the best interests of the Fund’s shareholders.

PROPOSALS 1(a)-(d): APPROVAL OF CHANGES TO

FUNDAMENTAL INVESTMENT LIMITATIONS

Certain investment limitations of the Fund are matters of fundamental policy and may not be changed without the approval of the Fund’s shareholders. Robeco, as the Fund’s investment adviser, has recommended to the Board of Directors that the Fund’s fundamental investment limitations relating to (i) issuer concentration, (ii) industry concentration, (iii) lending, and (iv) borrowing, pledging and issuance of senior securities be amended as described below. The proposed changes would modernize the limitations by updating them to current industry practices.

In particular, approval of proposals 1(a)-(d) would (i) provide for the greatest flexibility to the extent permitted by law so as not to disadvantage the Fund by continuing to prohibit investment practices available to industry competitors and (ii) allow the Fund to respond more effectively to regulatory, industry and market developments.

If adopted, the Fund will interpret the new limitations in light of existing and future Securities and Exchange Commission (“SEC”) exemptive orders, releases, no-action letters or similar relief or interpretations. The Fund’s greater investment flexibility could increase the level of risk. Certain specific risks associated with the proposed fundamental investment limitations are described below. Except as specifically noted below, the proposed changes are not expected to modify the way the Fund is currently managed, nor does Robeco anticipate that the proposed changes, individually or in the aggregate, will materially change either the level or nature of risk associated with investing in the Fund. Robeco has advised the Board of Directors that it believes all of the proposed changes to be consistent with prudent investment management.

The table below lists the Fund’s current fundamental investment limitations and the proposed replacement limitations.

Current Fundamental Investment Limitation	Proposed Fundamental Investment Limitation

Limitation on Issuer Concentration

1(a). The Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than U.S. government securities or, with respect to the Fund, repurchase agreements collateralized by U.S. government securities and shares of other investment companies), if:

(a)    such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b)    such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

1(a). The Fund may not make any investment inconsistent with the Fund’s classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

Current Fundamental Investment Limitation	Proposed Fundamental Investment Limitation

Limitation on Industry Concentration

1(b). The Fund may not purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

1(b). The Fund may not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

Limitation on Lending

1(c). The Fund may not lend its funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the Fund’s outstanding repurchase agreements, together with the value of all illiquid investments of the Fund, does not exceed 15% of the Fund’s total assets at any time.

The Fund may not lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

1(c). The Fund may not make loans except to the extent permitted by the 1940 Act.

Current Fundamental Investment Limitation	Proposed Fundamental Investment Limitation

Limitation on Borrowing, Pledging and Issuance of Senior Securities

1(d). The Fund may not borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund’s total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

The Fund may not issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

1(d). The Fund may not borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, provided, however, that (a) collateral arrangements in connection with short sales, options, futures, options on futures or other permitted investment practices and collateral arrangements with respect to initial or variation margin for such transactions will not be deemed to be a pledge or other encumbrance of the Fund’s assets, and (b) assets held in escrow or in a separate account in connection with the Fund’s permitted investment practices will not be considered to be borrowings or deemed to be a pledge or other encumbrance of the Fund’s assets.

Discussion of Proposed Fundamental Investment Limitations

For purposes of Investment Limitation 1(a), the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s total assets, (i) more than 5% of the Fund’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer. The new policy would not prevent the Fund from investing all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

For purposes of Investment Limitation 1(b), the Fund will currently not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The new policy would not prevent the Fund from investing all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

Risks: Although the Fund does not concentrate its investments in a particular industry or group of industries, it may, for temporary defensive purposes, do so. If this occurs, the

Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

For purposes of Investment Limitation 1(c), the proposed investment limitation expands the Fund’s ability to make loans to the extent permitted by the 1940 Act. The Fund currently may engage in repurchase agreement transactions, in which the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow the Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of the Fund’s investment program. The Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests. In addition, the Fund currently may enter into securities lending transactions whereby the Fund would loan securities that it owns to institutions on a temporary basis. In these transactions, the Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. The value of the securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund’s returns. The Fund does not currently engage in securities lending. The proposed investment limitation would also permit the Fund make other types of loans to the extent permitted by the 1940 Act.

Risks: If the Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral. The Fund or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially.

For purposes of Investment Limitation 1(d), the proposed limitation would allow each Fund to borrow money and pledge its assets to secure borrowings to the extent permitted by the 1940 Act, including borrowings from institutions other than banks. Currently, the Fund will limit borrowings to one-third of its total assets. The Fund, however, would be free to amend its borrowing limitations if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law. The Fund neither has nor currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested. Under the proposed investment limitation, the Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. Notwithstanding the increased flexibility under the proposed investment limitation, the Fund does not intend to change its investment practices at this time, except as specifically noted below. In this regard, it should be noted that borrowings of securities in connection with short sales and other short positions are not considered to involve borrowings of money.

Risks: If the Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

Short Sales by the Fund

Robeco further has advised the Board of Directors that the ability to engage in short sales will enhance the investment flexibility of the Fund and could assist the Fund in achieving its investment objective. The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing in securities of large cap companies (currently defined as U.S. companies included in the S&P 500® Index and Russell 1000® Index). Robeco believes it may be more effective and/or more efficient if the Fund engages in short sales to provide a more predictable and successful return by allowing it to capitalize on a particular security’s anticipated underperformance relative to the Fund’s benchmark. In addition, Robeco believes that if short sales were accomplished in a manner that involved leverage, short positions could be taken while protecting the potential profit from the full complement of long positions typically held by the Fund under its current strategy. To execute such short sales, Robeco believes it may be necessary for the Fund to enter into certain collateral arrangements with brokers that are precluded by the Fund’s current fundamental investment limitations relating to borrowing, pledging and issuance of senior securities.

If Proposal 1(d) is approved, Robeco expects that the Fund would engage in an investment strategy known as “130/30,” i.e., 130% long positions and 30% short positions. However, the Fund would be permitted to engage in short sales up to 50% of value of its net assets. The Fund’s long positions and their equivalents will range between 100% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. While the long and short positions held by the Fund will vary in size as market opportunities change, the Fund will target long positions of 130% and short positions of 30% of the value of the Fund’s net assets. The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

If Proposal 1(d) is approved by shareholders, Robeco expects that the Fund would implement the “130/30” investment strategy on or about September 4, 2007 and that the name of the Fund would be changed to the Robeco WPG 130/30 Large Cap Core Fund.

Risks Associated With Short Sales

If shareholders approve Proposal 1(d), it is expected the Fund will engage in short sales—including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short – in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

Impact on Expenses

If the Fund engages in short sales, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. This will result in additional Fund expenses. The following tables are designed to show the estimated impact of additional expenses that the Fund may incur in the form of dividend expenses if shareholders approve Proposal 1(d) and the Fund engages in short sales as described in this Proxy Statement. Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price.

Institutional Class	Fees and Expenses of the Fund for the Fiscal Year Ended August 31, 2007	Pro Forma Fees and Expenses Reflecting Estimated Dividend Expenses on Short Sales
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases	None	None
Maximum deferred sales charge	None	None
Maximum sales charge imposed on reinvested dividends	None	None
Redemption Fee(1)	2.00%	2.00%
Exchange Fee	None	None
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management fees	0.75%	0.75%
Distribution (12b-1) fees	None	None
Other Expenses	1.04%	1.04%
Dividend and Interest Expenses on Short Sales	—	0.74%
Total Other Expenses(2)	1.04%	1.78%(3)
Total annual Fund operating expenses	1.79%	2.53%(3)
Fee waiver/expense reimbursements(4)	(0.39)%	(0.39)%
Net expenses	1.40%	2.14%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) “Other expenses” include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund’s average daily net assets attributable to Institutional Shares, but estimates that shareholder servicing fees will not be more than 0.02% during the current fiscal year.

(3) “Other expenses” and “Total annual Fund operating expenses” also include dividends and related interest expenses paid on securities which the Fund sold short (“short-sale dividends”). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund’s total expense ratio, although no cash is received or paid by the Fund. The estimated amount of short-sale dividends is 0.74% of average net assets for the most recent fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(4) The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest, taxes and any other items agreed to by the Fund and the Adviser from time to time) in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest, taxes or any other items agreed to by the Fund and the Adviser from time to time) exceeds 1.40% (excluding short-sale dividend expenses) of the Fund’s average daily net assets through December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class	Current Cost of Investing	Pro Forma Cost of Investing
1 Year	$143	$217
3 Years*	$525	$750
5 Years*	$933	$1,311
10 Years*	$2,073	$2,836

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

Required Vote

The changes to the Fund’s investment strategy described in this Proxy Statement, including the proposed changes to certain of the Fund’s fundamental investment limitations, were approved by the Board of Directors at a meeting held on May 24, 2007.

The approval of the changes to certain of the Fund’s fundamental investment limitations described in Proposal 1(a)-(d) also require the affirmative vote of a “majority of the outstanding shares” of the Fund (as defined in the 1940 Act), which means the lesser of (1) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Shares of the Fund will be voted separately on Proposals 1(a)-(d). For more information, see “Voting Information” below.

Recommendation of the Board of Directors

The Board of Directors recommends that Fund shareholders vote “FOR” approval of the proposed changes to certain of the Fund’s fundamental investment limitations as set forth in Proposals 1(a)-(d).

OTHER MATTERS

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

VOTING INFORMATION

The By-Laws of the Company require the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present for the approval of the Proposal. The presence in person or by proxy of the holders of one-third of the shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

ADDITIONAL INFORMATION

Principal Holders of the Portfolio’s Shares

To the Company’s knowledge, the following persons were the record owners of more than 5% of the outstanding shares of the Fund as of the Record Date. The Company does not know whether such persons also beneficially own such shares.

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
Robeco WPG Large Cap Growth/ Institutional	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94101-0000	91,669.104	11%

For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company.

Security Ownership of Management

As of the Record Date, none of the Company’s directors or officers owned any shares of the Portfolio.

Administrator and Distributor

PFPC, Inc., 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s administrator and PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406, serves as the Fund’s principal distributor.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH BOARD

The Company’s Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Directors or to the full Board at the Company’s principal business address. The Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board. Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable. The Company responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Director or the Board, and communicates such response to the Board or Director to whom the correspondence was addressed.

SHAREHOLDER PROPOSALS

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Company’s By-Laws, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Company have the right to call a meeting of shareholders to consider the removal of one or more Directors. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated: July 20, 2007

PROXY

Robeco WPG Large Cap Growth Fund

(An Investment Portfolio of The RBB Fund, Inc.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS

August 31, 2007

This Proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the “Company”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the Company’s Robeco WPG Large Cap Growth Fund (the “Fund”). The undersigned hereby appoints Edward J. Roach and James Shaw, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 2:00 p.m. (Eastern time), on August 31, 2007, at the Company’s offices located at Bellevue Park Corporate Center, 103 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809, and any adjournment(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE BY PHONE, INTERNET, FACSIMILE OR MAIL

PHONE: To speak with a representative and vote your proxy by phone, call toll-free 1-800-622-1291 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday

LOG-ON: Vote on the Internet at www.myproxyonline.com and follow the directions

FACSIMILE: You may fax your executed ballot to 1-800-717-8706

MAIL: RETURN YOUR SIGNED AND DATED PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date before mailing in your vote.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND

RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY

TELEPHONE, FACSIMILE OR INTERNET.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE  ☒

Proposal 1: To approve changes to the following fundamental investment limitations of the Fund:

(a)	the limitation on issuer concentration;

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

(b)	the limitation on industry concentration;

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

(c)	the limitation on lending; and

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

(d)	the limitation on borrowing, pledging and issuance of senior securities.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Unless otherwise specified in the blocks provided, the undersigned’s vote will be cast FOR the proposals above. The Board of Directors of The RBB Fund, Inc. recommends that you vote FOR the proposals set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call 1-800-622-1291 between the hours of 9 a.m. and 10 p.m. Eastern Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED JULY 20, 2007, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Signature and Titles, if applicable	Date

Signature (Joint Owners)	Date